Exhibit 99.1

Stran & Company Reports $31.2 Million in Revenue and Achieves EBITDA of $1.0 Million for the First Quarter of 2026

Conference Call to be Held Wednesday, May 13, 2026 at 10:00 a.m. Eastern Time

Quincy, MA / May 12, 2026 / Stran & Company, Inc. (“Stran” or the “Company”) (NASDAQ: SWAG) (NASDAQ: SWAGW), a leading outsourced marketing solutions provider that leverages its promotional products and loyalty incentive expertise, today announced its financial results for the first quarter of 2026 ended March 31, 2026, and provided a business update. Management will host a conference call at 10:00 a.m. Eastern Time on Wednesday, May 13, 2026.

First Quarter Financial Highlights

●	Sales: $31.2 million, an increase of 8.9% year-over-year

●	Gross Profit: $9.6 million, an increase of 13.7% year-over-year

●	Gross Margin: 30.9%, compared to 29.6% for Q1 2025

●	Net Income: $0.7 million, compared to net loss of ($0.4) million for Q1 2025

●	EBITDA: $1.0 million, compared to $(0.2) million for Q1 2025, an improvement of $1.2 million

●	Cash, Cash Equivalents, and Investments: $12.8 million as of March 31, 2026

“This quarter marks a meaningful inflection point for Stran,” said Andy Shape, Chief Executive Officer of Stran. “We delivered $31.2 million in revenue, up 8.9% year-over-year, alongside a gross margin of 30.9% — more than 100 basis points above the prior year period — and EBITDA of $1.0 million compared to EBITDA of $(0.2) million for Q1 2025. What gives us particular confidence is that this profitability was driven by both segments of our business. Our core Stran segment grew revenue nearly 12% while our SLS segment, which represents the integrated former Gander Group business, achieved a dramatic improvement in operating profitability, swinging from a loss from operations of $0.5 million in Q1 2025 to income from operations of $0.5 million this quarter. We believe Q1 2026 represents a turning point, and we are genuinely optimistic about the balance of the year.”

“The performance of our SLS segment this quarter deserves particular recognition. SLS’s gross margin expanded to 28.7% from 21.8% in Q1 2025 — a nearly 700 basis point improvement — driven by a more favorable customer mix and disciplined cost management. Combined with strong revenue momentum in our core Stran segment, where sales grew 11.9% to $23.4 million, total company gross profit increased 13.7% to $9.6 million, outpacing revenue growth and demonstrating the operating leverage we are building. We also continued to expand our client portfolio during the quarter, including a three-year contract extension with one of the world’s premier nonprofit running organizations, a new multimillion-dollar agreement with a leading gaming company, and the addition of two Global 100 law firms. These wins reflect the breadth of our capabilities and the increasing demand for Stran’s integrated marketing and branded merchandise solutions across a diverse range of industries.”

“Looking ahead, we believe 2026 is shaping up to be a year of sustained, profitable growth for Stran. We are seeing our enterprise clients engage with us more deeply than ever — not just for individual products or one-off campaigns, but across our full platform of promotional products, loyalty and incentive programs, e-commerce solutions, and fulfillment services. As clients adopt more of our capabilities, we become more embedded in their operations, which drives higher retention and more durable revenue. We also expect the operating leverage we demonstrated in Q1 to continue, as a growing revenue base is absorbed within our fixed cost structure. Backed by a strong balance sheet with $12.8 million in cash, cash equivalents, and investments as of March 31, 2026, and with both the Stran and SLS segments contributing meaningfully to profitability, we are confident in our strategy and excited about what lies ahead for the rest of 2026.”

Financial Results for the First Quarter Ended March 31, 2026

●	Total sales increased 8.9% to $31.2 million for the three months ended March 31, 2026, from $28.7 million for the three months ended March 31, 2025. Sales by our Stran segment (which consists of the Company’s legacy business) increased 11.9% to $23.4 million for the three months ended March 31, 2026 from $20.9 million for the three months ended March 31, 2025. Sales by the Company’s Stran Loyalty Solutions, LLC (“SLS”) segment (which consists of the former Gander Group business) remained approximately flat at $7.8 million for the three months ended March 31, 2026 compared to $7.8 million for the three months ended March 31, 2025.

●	Gross profit increased $1.1 million, or 13.7%, to $9.6 million for the three months ended March 31, 2026 compared to the prior year period. Gross profit margin increased to 30.9% for the three months ended March 31, 2026 from 29.6% in the prior year period. Gross profit for the Stran segment increased to $7.4 million, with a gross margin of 31.6%, while gross profit for the SLS segment increased to $2.2 million, with a gross margin of 28.7%.

●	Total operating expenses decreased 0.2% to $9.0 million for the three months ended March 31, 2026, from $9.0 million for the three months ended March 31, 2025. As a percentage of sales, total operating expenses decreased to 28.8% for the three months ended March 31, 2026, from 31.4% for the three months ended March 31, 2025.

●	Net income was $0.7 million for the three months ended March 31, 2026, compared to a net loss of $0.4 million for the three months ended March 31, 2025.

●	EBITDA was $1.0 million for the three months ended March 31, 2026, compared to $(0.2) million in the prior year period, an improvement of $1.2 million year-over-year.

Conference Call

Management will host a conference call at 10:00 A.M. Eastern Time on Wednesday, May 13, 2026, to discuss the Company’s financial results for the first quarter of 2026 ended March 31, 2026, as well as the Company’s corporate progress and other developments.

The conference call will be available via telephone by dialing toll free 888-506-0062 for U.S. callers or +1 973-528-0011 for international callers and using entry code: 643227. A webcast of the call may be accessed at https://www.webcaster5.com/Webcast/Page/2855/53974 or on the Investor Relations section of the Company’s website: ir.stran.com/news-events/ir-calendar.

A webcast replay will be available on the Investor Relations section of the Company’s website (ir.stran.com/news-events/ir-calendar) through May 13, 2027. A telephone replay of the call will be available approximately one hour following the call, through May 27, 2026, and can be accessed by dialing 877-481-4010 for U.S. callers or +1 919-882-2331 for international callers and entering conference ID: 53974.

About Stran

For over 30 years, Stran has grown to become a leader in the promotional products industry, specializing in complex marketing programs to help recognize the value of promotional products, branded merchandise, and loyalty incentive programs as a tool to drive awareness, build brands and impact sales. Stran is the chosen promotional programs manager of many Fortune 500 companies, across a variety of industries, to execute their promotional marketing, loyalty and incentive, sponsorship activation, recruitment, retention, and wellness campaigns. Stran provides world-class customer service and utilizes cutting-edge technology, including efficient ordering and logistics technology to provide order processing, warehousing and fulfillment functions. The Company’s mission is to develop long-term relationships with its clients, enabling them to connect with both their customers and employees in order to build lasting brand loyalty. Additional information about the Company is available at: www.stran.com.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements in this press release include, but are not limited to, the Company’s expectations that 2026 will be a year of sustained, profitable growth; the Company’s belief that the operating leverage demonstrated in the first quarter of 2026 will continue as a growing revenue base is absorbed within its fixed cost structure; expectations regarding enterprise clients engaging more deeply across the Company’s full platform of promotional products, loyalty and incentive programs, e-commerce solutions, and fulfillment services; expectations regarding higher client retention and more durable revenue; the Company’s expectations regarding synergies from its acquired businesses, including the integration and performance of the former Gander Group business within its SLS segment; the Company’s confidence in its strategy and outlook for the balance of 2026; and expectations regarding the Company’s financial position, operating performance, market opportunity, and demand for its products and services. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: the Company’s ability to maintain and grow its revenue and client base; the Company’s ability to achieve or sustain profitability; risks related to the integration and expected synergies from acquired businesses, including the former Gander Group business; the Company’s ability to retain key clients and secure new client engagements; the Company’s dependence on a limited number of significant clients; changes in demand for promotional products, branded merchandise, and loyalty incentive programs; the Company’s ability to manage its growth effectively; the impact of general economic conditions, including inflation, supply chain disruptions, and changes in consumer and corporate spending; increased competition in the promotional products industry; the Company’s ability to attract and retain qualified personnel; the Company’s ability to maintain and enhance its technology platform and e-commerce solutions; risks associated with goodwill and intangible asset impairment; fluctuations in the Company’s quarterly and annual results of operations; cybersecurity risks and the protection of confidential information; and risks related to the Company’s common stock and its listing on the Nasdaq Capital Market. These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K and in the Company’s other periodic reports filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company cautions investors not to place undue reliance on any forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Contacts:

Investor Relations Contact:

Crescendo Communications, LLC

Tel: (212) 671-1021

SWAG@crescendo-ir.com

Press Contact:

Howie Turkenkopf
press@stran.com

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	March 31, 2026	December 31, 2025
	(unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$7,648	$6,753
Investments	5,115	4,872
Accounts receivable, net	17,444	17,252
Inventory	8,553	7,621
Prepaid expenses	3,359	1,778
Deposits	813	363
Other current assets	—	2
Total current assets	42,932	38,641

Property and equipment, net	1,775	1,944

OTHER ASSETS:
Intangible assets - customer lists, net	3,568	3,690
Intangible assets - trade name	654	654
Goodwill	2,321	2,321
Other assets	—	53
Right of use assets	1,907	2,045
Total other assets	8,450	8,763
Total assets	$53,157	$49,348

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$9,992	$8,568
Accrued payroll and related	1,587	1,970
Unearned revenue	5,520	3,201
Rewards program liability	923	1,500
Sales tax payable	550	327
Corporate taxes payable	71	—
Current portion of contingent earn-out liabilities	105	105
Current portion of installment payment liabilities	210	230
Current portion of lease liabilities	597	602
Total current liabilities	19,555	16,503

LONG-TERM LIABILITIES:
Long-term contingent earn-out liabilities	455	455
Long-term installment payment liabilities	145	147
Long-term lease liabilities	1,555	1,695
Loan - vehicle	45	47
Total long-term liabilities	2,200	2,344
Total liabilities	21,755	18,847

Commitments and contingencies

STOCKHOLDERS’ EQUITY:
Preferred stock, $0.0001 par value; 50,000,000 shares authorized, 0 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	—	—
Common stock, $0.0001 par value; 300,000,000 shares authorized, 18,770,157 and 18,508,157 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	2	2
Additional paid-in capital	38,084	37,925
Accumulated deficit	(6,745)	(7,489)
Accumulated other comprehensive income	61	63
Total stockholders’ equity	31,402	30,501
Total liabilities and stockholders’ equity	$53,157	$49,348

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2026 AND 2025

(in thousands, except share and per share amounts)

(unaudited)

	For the Three Months Ended March 31,
	2026	2025

Sales	$31,249	$28,694

Cost of sales	21,606	20,212

GROSS PROFIT	9,643	8,482

OPERATING EXPENSES:
General and administrative expenses	8,998	9,017
Total operating expenses	8,998	9,017

INCOME (LOSS) FROM OPERATIONS	645	(535)

OTHER INCOME:
Other income (expense)	78	(5)
Interest income	67	42
Realized gain on investments	—	67
Total other income	145	104

INCOME (LOSS) BEFORE INCOME TAXES	790	(431)

Provision for (benefit from) income taxes	46	(38)

NET INCOME (LOSS)	$744	$(393)

NET INCOME (LOSS) PER COMMON SHARE
Basic	$0.04	$(0.02)
Diluted	$0.04	$(0.02)

WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING
Basic	18,633,335	18,608,407
Diluted	18,656,973	18,608,407

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

THREE MONTHS ENDED MARCH 31, 2026 AND 2025

(in thousands)

(unaudited)

	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$744	$(393)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	295	272
Noncash operating lease expense	166	111
Provision for credit losses	32	397
Noncash interest accretion	10	12
Stock-based compensation	159	9

Changes in operating assets and liabilities:
Accounts receivable, net	(225)	(501)
Accounts receivable – related parties, net	—	71
Inventory	(932)	(2,267)
Prepaid corporate taxes	—	(38)
Prepaid expenses	(1,581)	(262)
Deposits	(450)	(522)
Other assets	55	361
Accounts payable and accrued expenses	1,427	70
Accrued payroll and related	(383)	18
Unearned revenue	2,318	1,988
Rewards program liability	(577)	(5,125)
Sales tax payable	223	25
Corporate taxes payable	71	—
Operating lease liabilities	(172)	(117)
Net cash provided by (used in) operating activities	1,180	(5,891)

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property and equipment	(4)	(124)
Proceeds from sale of investments	—	1,200
Purchase of investments	(246)	(267)
Net cash (used in) provided by investing activities	(250)	809

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of installment payment liabilities	(32)	(40)
Repayment of vehicle loan	(3)	—
Net cash used in financing activities	(35)	(40)

NET CHANGE IN CASH AND CASH EQUIVALENTS	895	(5,122)

CASH AND CASH EQUIVALENTS - BEGINNING	6,753	9,358
CASH AND CASH EQUIVALENTS - ENDING	$7,648	$4,236

Non-GAAP Financial Measures

EBITDA is a numerical measure that the Company believes helps investors to compare its operating performance to that of other companies. “EBITDA” is defined as net income (loss) excluding interest income, income tax expense and depreciation and amortization expense. The Company believes EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the Company’s core operating results from period to period by removing (i) the impact of the Company’s capital structure (interest expense from outstanding debt), (ii) tax consequences and (iii) asset base (depreciation and amortization). EBITDA is a “non-GAAP financial measure” as defined under Regulation G under the Exchange Act. EBITDA should not be considered in isolation or as an alternative to net income, cash flows from operating activities or any other measure determined in accordance with GAAP. The items excluded to calculate EBITDA are significant components in understanding and assessing the Company’s results of operations. The Company’s EBITDA may not be comparable to a similarly titled measure of another company because other entities may not calculate EBITDA in the same manner.

The following table presents the reconciliation of EBITDA to its most comparable GAAP measure, net income (loss), as reported (unaudited):

RECONCILIATION OF NET LOSS TO EBITDA

THREE MONTHS ENDED MARCH 31, 2026 AND 2025

(in thousands)

(unaudited)

	2026	2025
Net income (loss) (GAAP)	$744	$(393)
Interest income	(67)	(42)
Provision for income taxes	46	(38)
Depreciation and amortization	295	272
EBITDA	$1,018	$(201)